UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2019

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Title of each class of securities	Name of exchange on which registered	Trading symbol
Ordinary shares, par value NIS 0.25	The Nasdaq Stock Market LLC	RWLK

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

ReWalk Robotics Ltd. (“ReWalk” or the “Company”) is filing this Current Report on Form 8-K (this “Report”) to report updates on its previously-disclosed deficiencies under certain quantitative listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).

Item 2.02 Results of Operations and Financial Condition.

The information under “NASDAQ Rule 5550(b) Listing Deficiency” in Item 8.01 hereof regarding the Company’s preliminary and financial and operational results as of March 31, 2019 is incorporated herein by reference.

Item 8.01 Other Events.

NASDAQ Rule 5550(b) Listing Deficiency

As previously disclosed, on October 26, 2018, the Company received a notification letter from Nasdaq stating that, under Nasdaq Listing Rule 5550(b) (“Rule 5550(b)”), the Company failed to comply with the minimum $35 million market value of listed securities requirement for continued listing on The Nasdaq Capital Market as of October 26, 2018 and did not meet the rule’s alternative $2.5 million shareholders’ equity and $500,000 net income standards as of applicable balance sheet and income statement dates.

On February 25, 2019, the Company completed a follow-on public offering of ordinary shares, and on April 5, 2019, the Company completed a registered direct offering of ordinary shares and a concurrent private placement of warrants to purchase ordinary shares. The net proceeds from the transactions, after deducting placement agent fees and offering expenses, were approximately $3.7 million and $3.8 million, respectively. Although the use of proceeds of both offerings related to market development, reimbursement and R&D activities, the Company also carried out these offerings in part to strengthen its balance sheet. As a result of these transactions, based on the Company’s preliminary financial and operational results as of March 31, 2019 on a pro forma basis (including adjustments to cash and cash equivalent estimates as of March 31, 2019 previously disclosed by the Company), the Company believes that it has satisfied compliance as of March 31, 2019 on a pro forma basis with the $2.5 million stockholders’ equity requirement for continued listing under Rule 5550(b).

Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 does not evidence such compliance, then the Company may become immediately subject to delisting without a cure period. The Company would be permitted to appeal any delisting determination to a Nasdaq Hearings Panel, and its ordinary shares would remain listed on The Nasdaq Capital Market pending the panel’s decision after the hearing. If the Company does not appeal the delisting determination or does not succeed in such an appeal, its ordinary shares would be removed from trading on The Nasdaq Capital Market.

The Company has presented to Nasdaq a compliance plan showing compliance with Rule 5550(b) through the remainder of the 2019 fiscal year, based on potential capital-raising transactions and expense reduction measures. As part of its effort to maintain compliance with Rule 5550(b), in the remainder of 2019, the Company intends to reduce expenses and to raise additional funds in either public or private placements of its securities and/or other strategic transactions.

NASDAQ Rule 5550(a) Listing Deficiency

As previously disclosed, on October 26, 2018, the Company received a notification letter from Nasdaq indicating that the Company did not satisfy the requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) to maintain a minimum bid price of $1.00 per share.

As previously disclosed, on April 1, 2019, the Company effected a one-for-twenty-five reverse share split of its ordinary shares. Thereafter, Nasdaq determined that for the ten consecutive business days from April 1 to 12, 2019, the closing bid price of the Company’s ordinary shares had been at $1.00 per share or greater. Accordingly, Nasdaq informed the Company on April 15, 2019 that it had regained compliance with Rule 5550(a)(2), and this matter is now closed.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements include those relating to the projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: ReWalk’s ability to secure capital from equity and debt financings in light of limitations under its effective registration statement on Form S-3, the price range of ReWalk’s ordinary shares and conditions in the financial markets, and the risk that such financings may dilute its shareholders or restrict its business; ReWalk’s ability to regain compliance with continued listing requirements of the Nasdaq Capital Market and the risk that ReWalk’s ordinary shares will be delisted if it regains compliance; the risk of decreased liquidity in the market for ReWalk’s ordinary shares and a reduced market capitalization of the Company following the reverse share split, and the risk of dilution following the related increase in authorized share capital; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, and to expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management and the previous opinion of ReWalk’s auditors in that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to repay its secured indebtedness; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s information technology systems significantly disrupting its business operations; ReWalk’s ability to establish a pathway to commercialize its products in China; the risk of substantial dilution resulting from periodic issuances of ReWalk’s ordinary shares; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of ReWalk’s ordinary shares on the determination of whether ReWalk is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”) and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this report speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name: Title:	Ori Gon Chief Financial Officer

Dated: April 23, 2019

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